STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of July 23, 1999 (this "Agreement"), by and between Safety Components International, Inc., a Delaware corporation (the "Company"), and Francis X. Suozzi (the "Optionee"), residing at 62 West 62nd Street, Apartment 15D, New York, NY 10023.

                                R E C I T A L S:

     WHEREAS, the Company desires to grant to the Optionee a stock option (the "Option") in consideration for the provision of certain consulting services, said Option to be on the terms and conditions set forth herein and Optionee desires to accept such Option.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

Section 1. Grant of Option. The Company hereby grants to the Optionee the Option exercisable for the period and upon the terms hereinafter set forth, to purchase 75,000 shares (each a "Share" and collectively the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), at an exercise price equal to $ 5.6875 per share (the "Per Share Exercise Price"), subject to adjustment as provided in Section 5 below. The Option is not intended to satisfy the requirement for an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement shall be construed and interpreted in accordance with such intention.

Section 2. Vesting. Subject to the provisions of Section 3 relating to termination of the Option, the Option shall be fully vested and exercisable as of the date hereof. Each exercise of the Option may be effected either in whole or in part up to (but not more than) the maximum number of Shares as to which the Option is exercisable on each respective date of exercise.

Section 3. Term of the Option. The Option granted hereunder shall terminate ten years from the date hereof (the "Expiration Date").

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Section 4. Non-Transferability.  The Optionee may not transfer the Option except by will or the laws of descent and distribution. Subject to the terms of this Agreement, the Option may not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and may be exercised during the Optionee's lifetime only by the Optionee; provided, that upon the Optionee's death or disability prior to the Expiration Date, such Option may be exercised by the Optionee's duly appointed legal guardian or conservator in accordance with the terms of this Agreement.


Section 5. Protection  Against Dilution;  Significant  Transactions.

(a) If the outstanding shares of Common Stock are affected by any (i) subdivision or consolidation of shares, (ii) dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), (iii) recapitalization or other capital adjustment of the Company or
(iv) merger, consolidation or other reorganization of the Company or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event, such that an adjustment is determined by the Compensation Committee of the Board of Directors of the Corporation (the "Committee") to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made hereunder, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made hereunder, adjust any or all of (x) the number and type of shares of Common Stock subject to the unexercised portion of the Option, and (y) the exercise price with respect to the unexercised portion of the Option, or if deemed appropriate, make provision for a cash payment with respect to the unexercised portion of the Option. Any determination made by the Committee under this Section shall be final, binding and conclusive. In computing any adjustment under this Section, any fractional share shall be eliminated. Nothing contained in this Agreement shall be construed to affect in any way the right or power of the Company to

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make any adjustment, reclassification,  reorganization or changes to its capital or business structure or to merge or to consolidate or to dissolve, liquidate or transfer all or any part of its business or assets.

(b) In the event of (i) a merger or consolidation to which the Company is a party or


(ii) a sale by the Company of all or substantially all of its assets, the Option shall, after such merger, consolidation or sale, be exercisable into the kind and number of shares of stock and/or securities, cash or other property which Optionee would have been entitled to receive if Optionee had held the Common Stock issuable upon the exercise of the Option immediately prior to such merger, consolidation or sale.

Section 6. Exercise. The Option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the Option, has been delivered or transmitted by registered or certified mail, to the Secretary of the Company at its principal office. Said written notice shall specify the number of Shares purchasable under the Option which such person then wishes to purchase and shall be accompanied by such documentation, if any, as may be required by the Company as provided in Section 8 below and be accompanied by payment of the aggregate Option price equal to the product of the Per Share Exercise Price and the number of Shares being purchased (the "Aggregate Exercise Price"). Such payment shall be, without limitation, in the form of (i) cash or shares of Common Stock, or any combination thereof, having a Fair Market Value on the exercise date equal to the Aggregate Exercise Price or (ii) a broker-assisted cashless exercise program established by the Company's Stock Option Plan Committee. For purposes of this Agreement, "Fair Market Value" shall mean, with respect to the Common Stock (i) the closing price per share of the Common Stock on the principal exchange on which the Common Stock is then trading, if any, on such date, or, if the Common Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or
(ii) if the Common Stock is not traded on an exchange but is quoted on NASDAQ

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or a successor  quotation system,  (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. Delivery of said notice and such documentation shall constitute an irrevocable election to purchase the Shares specified in said notice and the date on which the Company receives said notice and documentation shall, subject to the provisions of Sections 7 and 8, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the Option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of such payment, notice and documentation.

Section 7. Limit on Exercise. Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing, registration or qualification of any Shares otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or
(ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such listing, registration, qualification, consent, approval or withholding shall have been affected or obtained free of any conditions not acceptable to the Company.

Section 8. Additional Assurances. The Committee may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the

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Option,  representations,  warranties  and  agreements,  at the time of any such exercise, to the effect that the Shares are being purchased for investment only and without any present intention to sell or otherwise distribute such Shares and that the Shares will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder (the "Act"). The certificate issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

Section 9. Legend. All certificates representing any Shares shall have endorsed thereon the following legend, unless such Shares have been previously registered under the Act (in addition to any other legend required under any other agreement):

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THESE SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT THE SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT."


Section 1.  Representations and Warranties.

(a) In connection with the granting of the Option and upon each exercise of the Option, the Optionee agrees, represents and warrants for himself and for all other persons that may be permitted to exercise the Option hereunder as follows:

(i) The Optionee is acquiring the Option and upon exercise of the Option, the Shares (together, the Option and Shares being referred to herein as the "Securities"), solely for his own account for investment without a view to, or for resale in connection with, any distribution thereof within the meaning of the Act. The Optionee further represents that he does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof; and that he is purchasing the entire legal and beneficial interest in the Securities for his own account and neither in whole nor in part for the account of any other person.

(ii) The Company has disclosed to the Optionee that the Shares have not been registered under the Act and must be held indefinitely unless the Shares are subsequently registered under the Act or an exemption from the registration requirements is available. The Company hereby agrees that upon the receipt of a written notice from the Optionee requesting that the Shares be registered under the Act, the Company shall effect the registration of such Shares under the Act by filing a Form S-8 with the Securities and Exchange Commission within 120 days of the receipt of such written notice.

(iii)

(iv) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(v) The Optionee understands that his acquisition of the Securities will be a highly speculative investment and, without impairing his financial condition, he is able to hold the Securities for an indefinite period of time and to suffer a complete loss of his investment.

(vi) The Company represents and warrants that this Agreement has been duly authorized, executed and delivered on behalf of the Company, that all corporate action required in connection with such authorization, execution and delivery has been duly taken, that all corporate action required to reserve the Shares as provided herein has been duly taken, that no consent of any third party is required in connection with the authorization, execution and delivery of this Agreement and that this Agreement when executed will be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.


(vii) The Company further represents and warrants that all shares of Common Stock which may be issued upon the exercise of the Option, upon issuance and assuming payment in full by the Optionee of the Aggregate Exercise Price, will be validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the issuance thereof.

(viii) The Company makes no representations or warranties as to the income, estate or other tax consequences to the Optionee of the grant or exercise of the Option or the sale or other disposition of the Shares of Common Stock acquired pursuant to the exercise thereof.

Section 2. Withholding of Tax. To the extent that the exercise of this Option or the disposition of the Shares of Common Stock acquired by exercise of this Option results in compensation income to the Optionee for federal or state income tax purposes, the Optionee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Company Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if the Optionee fails to do so, the Company is authorized to withhold from any cash or Company Common Stock remuneration then or thereafter payable to the Optionee an amount of cash or Common Stock equal to the tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or Shares of Common Stock distributable to the Optionee upon such exercise.

Section 3. Rights in Shares Before Issuance and Delivery. The Optionee shall not be deemed for any purpose to be the owner of any Shares of Common Stock unless and until (a) the Option shall be exercised pursuant to the terms hereof, (b) the Company shall have issued and delivered Shares of Common Stock to the Optionee and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares of Common Stock.

Section 4. Transfers in Violation of Agreement. The Company shall not be required to transfer on its books any Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement or to treat as the owner of any Shares, accord the right to vote any Common Stock as the owner thereof or pay dividends to any transferee to whom any Shares shall have been so transferred.

Section 5. Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

Section 6. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, five (5) days after the date of deposit in the United States mails, as follows:

 If to the Company,  to:               Safety  Components International, Inc.
                                       2160 North Central Road
                                       Fort Lee, NJ 07024
                                       Attention: Robert A. Zummo
                                       Facsimile: (201) 592-7501

If to the Optionee, to:                Francis X. Suozzi
                                       62 West 62nd Street
                                       Apartment 15D
                                       New York, NY 10023
                                       Facsimile: (212) 586-7105

Section 1. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

Section 2. Binding Effect. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Optionee and his assigns, heirs, executors, administrators and legal representatives. "Successors and assigns" shall mean, in the case of the Company, any successor pursuant to a merger, consolidation, or sale, or other transfer of all or substantially all of the assets of the Company.

Section 3. Amendment or Modification; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

Section 4. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof, and applicable federal law.

Section 5. Headings. Headings to the Sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any Section.

Section 6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

Section 7. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction. Section 8.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                     SAFETY COMPONENTS INTERNATIONAL, INC.

                                     By:
                                           --------------------------------
                                           Name:
                                           Title:

                                     OPTIONEE:

                                     --------------------------------
                                     Francis X. Suozzi


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                                    EXHIBIT I

                               Notice of Exercise

     (to be signed only upon exercise of the Option)

     TO: Safety Components International, Inc. (the "Company")

     I hereby irrevocably elect to exercise the purchase right represented by the Option Agreement, dated as of ________, 1999, between the Company and me (the "Option"), for, and to purchase thereunder, shares of the common stock, par value $.01 per share, of the Company on_______________, at the Company's principal executive offices.

     Further, I certify that the representation and the warranties of the Optionee (as defined in the Option) set forth in the Option are true and correct on and as of the date hereof.

Dated:  __________________


                                                          ---------------------
                                                          Francis X. Souzzi


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                                                          Address